UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8985

LMP Corporate Loan Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2009

ITEM 1.                                                     REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / SEPTEMBER 30, 2009

LMP Corporate Loan Fund Inc.

(TLI)

Managed by  CITIGROUP ALTERNATIVE INVESTMENTS LLC

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital.

What’s inside

Letter from the chairman	I

Fund overview	1

Schedule of investments	5

Statement of assets and liabilities	13

Statement of operations	14

Statements of changes in net assets	15

Statement of cash flows	16

Financial highlights	17

Notes to financial statements	18

Report of independent registered public accounting firm	25

Additional shareholder information	26

Annual chief executive officer and chief financial officer certifications	32

Dividend reinvestment plan	33

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Citigroup Alternative Investments LLC (“CAI”) is the Fund’s subadviser. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. and CAI is a wholly-owned subsidiary of Citigroup, Inc.

Letter from the chairman

Dear Shareholder,

While the U.S. economy remained weak during much of the twelve-month reporting period ended September 30, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the third quarter of 2009.

Looking back, the U.S. Department of Commerce reported that fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 5.4%. Economic weakness accelerated during the first quarter of 2009, as GDP fell 6.4%. However, the economic environment started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department’s advance estimate for third quarter 2009 GDP growth was 3.5%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program and its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. As an example, the manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While the PMI dipped to 52.6 in September, thirteen of the eighteen manufacturing industries the PMI tracks expanded during the month. In contrast, only eleven industries expanded in August.

The long-ailing housing market also saw some improvement during the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that home prices rose 1.6% in July 2009 versus the prior month. This marked the third straight monthly gain. In addition, the National Association of Realtors’ Pending Home Sales Indexiv rose 6.4% in August, the seventh consecutive monthly increase.

LMP Corporate Loan Fund Inc.	I

Letter from the chairman continued

One area that remained weak—and could hamper the pace of economic recovery—was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate rose to 9.8% in September 2009, its highest level in twenty-six years. Since December 2007, more than seven million jobs have been shed and there have been twenty-one consecutive months of job losses.

The Federal Reserve Board (“Fed”)v continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratevi from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008—a historic low—the Fed has maintained this stance thus far in 2009. In conjunction with its September 2009 meeting, the Fed said that it “will continue to employ a wide range of tools to promote economic recovery and to preserve price stability. The Committee will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

During the twelve-month reporting period ended September 30, 2009, both short- and long-term Treasury yields experienced periods of extreme volatility. When the period began, two- and ten-year Treasury yields were 2.00% and 3.85%, respectively. While earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. When the first half of the reporting period ended on March 31, 2009, two- and ten-year Treasury yields were 0.81% and 2.71%, respectively.

During the second half of the period, Treasury yields generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 0.95% and 3.31%, respectively. In a reversal from 2008, investor risk aversion faded as the twelve-month reporting period progressed, driving spread sector (non-Treasury) prices higher. For the twelve-month period ended September 30, 2009, the Barclays Capital U.S. Aggregate Indexvii returned 10.56%.

II	LMP Corporate Loan Fund Inc.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid—sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

LMP Corporate Loan Fund Inc.	III

Letter from the chairman continued

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 30, 2009

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Pending Home Sales Index is an index created by the National Association of Realtors that tracks homes sales in which a contract is signed but the sale has not yet closed. The Index is a leading indicator of future existing home sales as it typically takes four to six weeks to close a sale after a contract has been signed.

[v]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

vi

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

IV	LMP Corporate Loan Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital. The Fund invests primarily in floating or variable rate collateralized senior loans to corporations, partnerships or other business entities operating in various industries and geographic regions. Under normal market conditions, the Fund invests at least 80% of total assets in collateralized senior loans rated, when purchased, below investment grade. The Fund may also invest up to 20% of total assets in uncollateralized senior loans; investment and non-investment grade corporate debt securities and U.S. government debt securities, both with maturities no longer than five years from the date they are acquired by the Fund; money market instruments; derivatives; and certain other securities.

The Fund’s emphasis on long-term investing is combined with consistent monitoring and selling on early warning signs whenever possible. The core credit strategy of the Fund is to identify strong credits in stable industries through thorough analysis and research.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The market conditions during the Fund’s reporting period are best described by straddling two eras of the loan market. The fourth quarter of 2008 was still marred by difficult conditions, but the first three quarters of 2009 brought consistently improving trends. The leveraged loan market benefited from improving technicals as the backlog of loans was cleared out of the market early in 2009, the dearth of supply drove prices up, and many issuers looked to the more robust high-yield bond market for refinancing opportunities. The loan market also benefited from more-micro forces including fewer collateralized loan obligation (“CLO”) unwinds and portfolio auctions than anticipated, more cash coming into the market via refinancings, as well as lower than expected default rates.

While the credit crisis of 2008 has essentially passed, market participants have been cautiously re-entering the market. The loan market’s traditional attributes of low volatility and low correlation to other asset classes were called into question during the last twelve months. However, we believe the underlying fundamentals of the asset class held up during the period and the interim price volatility was due largely to technical issues. Events in the recent past have, at least for the time being, fostered a more conservative loan structuring trend. The securitization market remains closed for the time

LMP Corporate Loan Fund Inc. 2009 Annual Report	1

Fund overview continued

being but existing deals have been performing better. Prices marched back up throughout the reporting period and the Loan Credit Default Swap Index (“LCDX”)i was trading at 91.5 as of September 30, 2009. Overall loan market returns have shown steady improvement during the reporting period.

Default rates crept up during the reporting period and ended the period at a record high of 9.75%. However, the rate of increase moderated during the reporting period as the third quarter annualized rate is down to 4.8%.

New issue volume was minimal throughout the reporting period and has only shown signs of recovery in recent months. However, any new issue that has come to market remains of high quality with improved structural components and attractive pricing. The biggest hurdle to the return of the loan new issue market has been the robust bond market, which for the first time since 1997 has a larger share of the overall leveraged finance market. Volume in the secondary market, by contrast, has been extremely strong as market participants increasingly looked to the secondary market to source assets and transfer risk.

The Fund benefited from the improving loan market conditions during the reporting period which helped to drive up the price of its holdings. At the same time, the Fund achieved below-market default rates which also helped improve performance.

Q. How did we respond to these changing market conditions?

A. We continued to follow a disciplined credit strategy and sought to invest in, what we believed to be, the most stable companies with solid industry fundamentals. Whenever possible, we sought to improve credit quality by investing in stronger companies in more stable industries or with better capital structures.

Performance review

For the twelve months ended September 30, 2009, LMP Corporate Loan Fund Inc. returned 9.15% based on its net asset value (“NAV”)ii and 28.79% based on its New York Stock Exchange (“NYSE”) market price per share. The Lipper Loan Participation Closed-End Funds Category Averageiii returned -1.53% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to common stock shareholders approximately totaling $0.56 per share. The performance table on the next page shows the Fund’s twelve-month total return based on its NAV and market price as of September 30, 2009. Past performance is no guarantee of future results.

2	LMP Corporate Loan Fund Inc. 2009 Annual Report

	PERFORMANCE SNAPSHOT as of September 30, 2009 (unaudited)

	PRICE PER SHARE	12-MONTH TOTAL RETURN*
	$11.23 (NAV)	9.15%
	$9.72 (Market Price)	28.79%

	All figures represent past performance and are not a guarantee of future results.

*

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The loan market has recovered the losses it suffered in 2008, posting strong gains for the first three quarters of 2009. The LCDX ended the third quarter at 91.5, a marked improvement from its lows of 63.5 last year. This clearly has had a positive impact on the Fund’s NAV. The Fund continued to benefit from a below market default rate, for the Fund in particular, and moderating overall market default trends. Corporate earnings for many leveraged loan issuers were consistently better than expectations as companies offset top-line softness with tight expense control and very judicious spending. Additionally, the Fund’s funding costs remained low due to the overall low interest rate environment, and most new deals syndicated during the reporting period had improved structures including LIBORiv floors and/or increased coupon.

Q. What were the leading detractors from performance?

A. With the torrent of loan repayments through high-yield issuances and the absence of a robust new issue market, it became increasingly difficult to remain fully invested, but we were successful at utilizing the secondary market as a source for assets. All-time low LIBOR rates and the low interest rate spreads of the vintage positions impacted the Fund’s interest generation ability.

Looking for additional information?

The Fund is traded under the symbol “TLI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XTLIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

LMP Corporate Loan Fund Inc. 2009 Annual Report	3

Fund overview continued

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in LMP Corporate Loan Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Daniel Slotkin
Portfolio Manager
Citigroup Alternative Investments LLC

October 20, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: All investments involve risk. The Fund invests in fixed-income securities which are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. The Fund can normally be expected to have less significant interest rate related fluctuations in its NAV than investment companies investing primarily in fixed-rate fixed-income securities (other than money market funds) because the floating or variable rate collateralized senior loans in which the Fund invests float in response to changes in prevailing market interest rates. Because floating or variable interest rates on collateralized senior loans reset periodically, however, there can be some, typically short-term, dislocation between prevailing market interest rates and the interest rates paid on the Fund’s collateralized senior loans. Accordingly, the Fund’s NAV may experience related fluctuations from time to time. Similarly, a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund’s NAV. The Fund may invest in foreign securities which are subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. High-yield/lower-rated securities involve greater credit and liquidity risks than investment grade securities. The Fund is not diversified which may entail greater risks than is normally associated with more widely diversified funds.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Loan Credit Default Swap Index (“LCDX”) is an index created by CDS Index Company, which is a private company owned equally by sixteen major financial institutions. The LCDX is made up of 100 equally-weighted underlying single-name loan-only credit default swaps.

ii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

iii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended September 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 46 funds in the Fund’s Lipper category.

iv

The London Interbank Offered Rate (“LIBOR”) is the interest rate offered by a specific group of London banks for U.S. dollar deposits of a stated maturity. LIBOR is used as a base index for setting rates of some adjustable rate financial instruments, including Adjustable Rate Mortgages (“ARMs”).

4	LMP Corporate Loan Fund Inc. 2009 Annual Report

Schedule of investments

September 30, 2009

LMP CORPORATE LOAN FUND INC.

FACE AMOUNT	SECURITY	VALUE
COLLATERALIZED SENIOR LOANS(a)(b) — 96.7%
	Aerospace/Defense — 2.3%
$902,849	Be Aerospace Inc., New Term Loan B, 5.750% due 12/31/09	$907,928
1,122,712	CACI International Inc., Term Loan, 1.760% to 1.800% due 12/17/09	1,101,661
500,000	McKechnie Aerospace Holdings Inc., Term Loan B, 2.250% due 10/30/09	459,583
1,536,757	Transdigm Inc., Term Loan B, 2.289% due 12/23/09	1,490,654
	Total Aerospace/Defense	3,959,826
	Automotive — 1.9%
1,172,464	Kar Holdings, Term Loan B, 2.500% due 10/30/09	1,128,497
515,219	Keystone Automotive Industries Inc., Term Loan B, 3.743% to 5.750% due 12/31/09	309,131
	Mark IV Industries Inc.:
438,516	First Lien Term Loan, 6.750% due 12/31/09(c)	206,102
247,045	Second Lien Term Loan, 9.020% to 10.350% due 12/31/09(c)	6,794
1,710,200	Tire Rack Inc., Term Loan B, 2.000% due 10/28/09	1,592,624
	Total Automotive	3,243,148
	Broadcast Radio and Television — 3.1%
2,785,659	National Cinemedia Inc., Term Loan B, 2.050% due 12/14/09	2,642,894
1,250,000	Univision Communications, Term Loan B, 2.533% due 12/31/09	1,061,719
1,615,985	Weather Channel, Term Loan, 7.250% due 12/31/09	1,648,304
	Total Broadcast Radio and Television	5,352,917
	Building and Development — 5.7%
1,163,813	Beacon Sales Acquisition Inc., Term Loan B, 2.246% to 4.250% due 12/31/09	1,104,167
1,617,318	Building Materials Holding Corp., First Lien Term Loan, 3.000% to 5.000% due 12/31/09	1,482,542
1,627,960	Capital Automotive REIT, Term Loan, 2.020% due 10/1/09	1,414,290
597,179	Contech Construction Products Inc., Term Loan, 2.250% due 10/14/09	527,508
411,712	Custom Building Products Inc., Term Loan B, 8.000% due 10/30/09	401,934
1,110,634	Infrastrux Group Inc., Term Loan B, 4.496% due 10/30/09(d)	1,071,762
1,306,029	Panolam Industries International, Term Loan, 5.000% due 12/31/09	1,067,679
	Pike Electric Inc.:
906,996	Term Loan B, 1.750% due 10/13/09	870,716
1,072,688	Term Loan C, 1.750% due 10/19/09	1,029,781
2,500,000	South Edge LLC, Term Loan C, 5.500% due 12/31/09(c)	768,750
	Total Building and Development	9,739,129
	Business Equipment and Services — 8.8%
2,209,821	Asurion Corp., First Lien Term Loan, 3.246% to 3.256% due 10/13/09	2,115,904
1,638,250	Belfor U.S.A., Term Loan B, 3.254% to 5.250% due 12/31/09	1,580,912
1,514,606	Bright Horizons Family Solutions, Term Loan B, 6.250% due 12/31/09	1,501,353

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2009 Annual Report	5

Schedule of investments continued

September 30, 2009

LMP CORPORATE LOAN FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Business Equipment and Services — 8.8% continued
	Deluxe Entertainment Service Group Inc.:
$129,359	Canadian Term Loan, 2.533% due 12/31/09	$117,191
74,486	Letter of Credit, 2.533% due 12/31/09	67,479
100,000	Second Lien Term Loan, 6.283% due 12/31/09	74,000
1,256,071	Term Loan, 2.496% to 2.533% due 12/31/09	1,137,923
508,523	Fidelity National Information Solutions Inc., Term Loan C, 6.500% due 1/18/12(e)	507,883
803,102	Intralinks Inc., Term Loan, 2.996% due 10/30/09	746,884
451,429	Lender Processing Services Inc., Term Loan, 2.746% due 10/30/09	449,454
744,054	Metavante Corp., Term Loan B, 2.233% due 11/2/09	743,118
1,759,680	N.E.W. Customer Services Cos. Inc., First Lien Term Loan, 2.746% to 2.749% due 10/30/09	1,654,099
759,545	NCO Group, Term Loan, 6.500% to 7.500% due 12/31/09	701,313
1,687,500	Neff Corp., Second Lien Term Loan, 3.744% due 10/14/09	345,938
2,124,629	Riskmetrics Group Holdings LLC, Term Loan B, 2.283% due 12/31/09	2,082,136
1,095,001	U.S. Investigations Services LLC, Term Loan, 3.292% due 12/21/09	1,025,468
365,641	Verifone Inc., Term Loan, 3.000% due 10/30/09	349,187
	Total Business Equipment and Services	15,200,242
	Cable and Satellite Television — 2.5%
1,721,649	Bragg Communications Inc., Term Loan B Tranche Two, 2.861% due 11/30/09	1,691,520
1,700,000	Insight Midwest Holdings LLC, Term Loan B, 2.260% due 10/2/09	1,624,107
995,304	Virgin Media Investment Holdings Ltd., Term loan B10, 4.003% due 10/23/09	990,328
	Total Cable and Satellite Television	4,305,955
	Chemicals/Plastics — 5.0%
	Hexion Specialty Chemicals Inc.:
1,665,178	Term Loan C4, 2.750% due 11/2/09	1,370,996
784,439	Term Loan C5, 2.563% due 12/31/09	619,707
	Kik Custom Products:
94,010	Canadian Term Loan, 2.500% due 10/26/09	72,701
1,583,334	Second Lien Term Loan, 5.246% due 10/26/09	763,958
548,393	Term Loan B, 2.500% due 10/26/09	424,091
895,500	Nalco Co., Term Loan, 5.750% to 6.500% due 12/31/09	913,970
1,113,563	Polypore Inc., Term Loan B, 2.520% due 10/30/09	1,045,357
1,124,189	Rockwood Specialties Group Inc., Tranche H, 6.000% due 10/30/09	1,138,101
	Texas Petrochemicals Corp.:
374,589	Letter of Credit, 2.813% due 10/5/09	308,567
1,109,789	Term Loan B, 2.813% due 10/5/09	914,189
1,430,453	Unifrax Corp., Term Loan B, 2.500% due 10/30/09	1,108,601
	Total Chemicals/Plastics	8,680,238

See Notes to Financial Statements.

6	LMP Corporate Loan Fund Inc. 2009 Annual Report

LMP CORPORATE LOAN FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Clothing/Textiles — 0.8%
$1,398,319	Levi Strauss & Co., Term Loan, 2.496% due 10/21/09	$1,289,949
	Conglomerates — 0.8%
	TriMas Corp.:
281,250	Letter of Credit, 2.621% due 10/1/09	252,070
1,182,188	Term Loan B, 2.496% to 2.752% due 10/28/09	1,059,536
	Total Conglomerates	1,311,606
	Containers and Glass Products — 2.4%
	Crown Americas LLC:
970,000	Term Loan, 1.993% due 10/15/09	957,067
970,000	Term Loan B, 1.993% due 10/15/09	957,067
2,261,315	Graphic Packaging International Inc., First Lien Term Loan, 2.334% to 2.597% due 10/27/09	2,182,574
	Total Containers and Glass Products	4,096,708
	Cosmetics/Personal Care — 0.6%
1,131,523	Vi-Jon, Term Loan B, 2.244% due 10/19/09	1,057,974
	Drugs — 2.4%
1,103,871	Cardinal Health Inc., Dollar Term Loan, 2.496% due 10/30/09	975,270
3,232,052	Royalty Pharma Finance Trust, Term Loan, 2.533% due 12/31/09	3,171,956
	Total Drugs	4,147,226
	Electronics/Electric — 6.6%
	Bridge Information Systems Inc.:
401,726	Multi-Draw Term Loan, 6.000% due 12/31/09(c)(e)	12,855
745,037	Term Loan B, 6.250% due 12/31/09(c)(e)	23,841
	Dealer Computer Services:
1,000,000	Second Lien Term Loan, 5.746% due 10/30/09	787,500
1,815,234	Term Loan, 2.246% due 10/30/09	1,600,810
2,250,106	Intergraph Corp., First Lien Term Loan, 2.372% due 11/30/09	2,171,325
1,832,460	Macrovision Solutions Corp., Term Loan, 6.000% due 12/31/09	1,837,042
1,602,956	Sabre Inc., Term Loan B, 2.499% to 2.741% due 10/30/09	1,417,185
	Travelport:
1,701,920	Delayed Draw Term Loan, 2.746% due 10/30/09	1,591,902
299,250	Term Loan C, 10.500% due 12/31/09	305,235
1,662,837	Vertafore Inc., First Lien Term Loan, 2.893% due 11/25/09	1,657,757
	Total Electronics/Electric	11,405,452
	Equipment Leasing — 0.5%
898,122	Rent-a-Center Inc., Term Loan B, 2.000% to 2.010% due 10/16/09	880,160
	Finance — 0.7%
1,153,530	CB Richard Ellis Group Inc., Tranche B, 6.000% due 10/20/09	1,125,413

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2009 Annual Report	7

Schedule of investments continued

September 30, 2009

LMP CORPORATE LOAN FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Food Products — 4.7%
	American Seafoods Group LLC:
$541,017	Term Loan B1, 4.033% due 12/31/09	$517,348
816,871	Term Loan B2, 4.033% due 12/31/09	781,133
848,264	Birds Eye Foods Inc., Term Loan, 2.040% due 12/31/09	816,454
1,036,843	Michael Foods Inc., Term Loan B, 6.500% due 10/30/09	1,051,531
1,642,717	NPC International, Term Loan B, 2.000% to 2.310% due 12/31/09	1,540,047
2,229,041	Pinnacle Foods Group Inc., Term Loan B, 3.009% due 10/2/09	2,104,587
1,256,031	Wrigley Jr. Co., Tranche B, 6.500% due 12/31/09	1,277,854
	Total Food Products	8,088,954
	Food/Drug Retailers — 1.8%
1,419,453	General Nutrition Centers, Term Loan B, 2.500% to 2.850% due 12/30/09	1,315,656
	Smart & Final:
379,255	Delayed Draw Term Loan, 3.246% to 3.503% due 10/30/09	347,966
542,844	First Lien Term Loan, 3.246% to 3.372% due 11/30/09	498,060
1,030,391	Vicar Operating Inc., Term Loan, 1.750% due 10/30/09	1,011,071
	Total Food/Drug Retailers	3,172,753
	Forest Products — 0.5%
866,684	Domtar Inc., Term Loan, 1.619% due 10/14/09	828,766
	Healthcare — 10.9%
1,052,191	AMN Healthcare, Term Loan B, 2.033% due 12/31/09	996,951
1,874,732	Biomet Inc., Term Loan B, 3.246% to 3.285% due 12/29/09	1,811,265
2,300,000	Carestream Health Inc., Second Lien Term Loan, 5.496% due 10/30/09	1,874,500
2,250,000	Davita Inc., Term Loan B1, 1.750% to 2.100% due 12/31/09	2,178,632
1,683,948	DJO Finance LLC, Term Loan B, 3.246% to 3.283% due 12/31/09	1,627,115
1,690,227	Education Management Corp., Term Loan B, 2.063% due 12/31/09	1,612,289
	Fresenius Se:
1,504,037	Term Loan B, 6.750% due 12/10/09	1,523,966
903,219	Term Loan B2, 6.750% due 12/10/09	915,187
251,089	Hologic, Tranche B Term Loan, 3.500% due 10/19/09	243,556
1,029,433	Life Technologies Corp., Term Loan B, 5.250% due 12/31/09	1,038,003
2,094,828	Medassets Inc., Term Loan B, 4.033% due 12/31/09	2,031,984
	Talecris Biotherepeutics Inc.:
471,497	First Lien Term Loan, 3.960% to 5.500% due 12/31/09	464,130
2,430,851	Second Lien Term Loan, 6.960% due 11/13/09	2,392,363
	Total Healthcare	18,709,941
	Home Furnishings — 0.1%
426,295	Sleep Innovations Inc., Second Lien Term Loan, 10.250% due 12/31/09(d)	138,546

See Notes to Financial Statements.

8	LMP Corporate Loan Fund Inc. 2009 Annual Report

LMP CORPORATE LOAN FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Hotels/Motels/Inns and Casinos — 2.8%
$1,813,197	Ameristar Casinos Inc., Initial Term Loan, 3.760% due 10/20/09	$1,806,397
	Isle of Capri Casinos Inc.:
159,837	New Delayed Draw Term Loan A, 1.996% due 10/30/09	150,472
181,742	New Delayed Draw Term Loan B, 1.996% due 10/30/09	171,093
454,354	New Term Loan B, 2.033% due 12/31/09	427,732
1,114,525	Penn National Gaming Inc., Term Loan B, 2.000% to 2.210% due 11/9/09	1,082,831
	Seminole Tribe of Florida:
163,675	Term Loan, 1.783% due 12/31/09	156,105
589,735	Term Loan B2, 1.783% due 12/31/09	562,459
467,725	Term Loan B3, 1.783% due 12/31/09	446,092
	Total Hotels/Motels/Inns and Casinos	4,803,181
	Industrial Equipment — 2.2%
1,388,508	Manitowoc Co. Inc., Term Loan B, 7.500% due 10/14/09	1,331,231
1,049,449	Oshkosh Truck Corp., Term Loan B, 6.330% to 6.600% due 12/7/09	1,050,685
	Veyance Technologies Inc.:
215,460	Delayed Draw Term Loan, 2.500% due 10/14/09	165,029
1,504,386	Term Loan B, 2.500% due 10/14/09	1,152,267
	Total Industrial Equipment	3,699,212
	Leisure — 4.7%
	AE Europe Holdings Inc.:
344,743	First Lien Term Loan, 3.000% due 10/30/09	313,716
1,000,000	Second Lien Term Loan, 6.750% due 10/30/09	810,000
676,860	Amscan Holdings Inc., Term Loan B, 2.533% to 3.381% due 12/29/09	604,943
1,650,594	Lodgenet Entertainment Corp., Term Loan B, 2.290% due 12/31/09	1,469,029
1,454,851	Regal Cinemas Inc., Term Loan, 4.033% due 12/31/09	1,452,010
782,609	Ticketmaster, Term Loan B, 3.550% due 12/21/09	766,957
1,352,069	Universal City Development Partners L.P., Term Loan B, 6.000% due 11/18/09	1,335,168
1,526,680	Zuffa, Term Loan B, 2.313% due 10/30/09	1,394,367
	Total Leisure	8,146,190
	Non-Ferrous Metals/Materials — 2.8%
1,028,861	Compass Minerals Group Inc., Term Loan, 1.750% to 1.790% due 12/31/09	1,006,997
	Novelis Inc.:
390,179	CA Term Loan, 2.250% due 10/30/09	358,825
858,418	US Term Loan, 2.250% to 2.290% due 12/31/09	789,438
	Oxbow Carbon and Minerals Holdings LLC:
71,003	Delayed Draw Term Loan B, 2.283% due 12/31/09	66,891
744,373	Term Loan, 2.246% to 3.750% due 12/31/09	701,261

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2009 Annual Report	9

Schedule of investments continued

September 30, 2009

LMP CORPORATE LOAN FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Non-Ferrous Metals/Materials — 2.8% continued
$2,000,061	Walter Industries Inc., Term Loan B, 2.496% to 2.533% due 12/31/09	$1,940,059
	Total Non-Ferrous Metals/Materials	4,863,471
	Oil & Gas — 6.5%
	Alon Krotz:
175,586	Tranche A, 13.750% due 11/5/09	159,784
399,703	Tranche B, 12.750% due 11/5/09	363,729
	Alon USA Inc.:
314,470	Edgington Term Loan, 2.496% due 10/30/09	259,438
2,515,763	Paramount Term Loan, 2.496% due 10/30/09	2,075,504
792,651	Astoria Generating Co. Acquisitions LLC, Term Loan B, 2.040% to 2.050% due 12/23/09	757,312
	Coffeyville Resources LLC:
138,165	Letter of Credit, 8.750% due 10/1/09	138,856
1,106,943	Tranche D Term Loan, 8.750% due 10/1/09	1,112,478
1,218,218	Dresser Inc., Term Loan B, 2.679% due 11/18/09	1,145,633
1,525,712	Hercules Offshore Inc., Term Loan B, 8.500% due 10/1/09	1,499,013
1,247,763	Semgroup L.P., Term Loan, 8.250% due 12/31/09(c)	860,956
993,439	Volnay Acquisition Co. I, Term Loan B, 3.933% to 4.575% due 12/31/09	972,328
1,813,728	Western Refining Co. L.P., Term Loan, 8.250% due 12/31/09	1,796,951
	Total Oil & Gas	11,141,982
	Publishing — 4.5%
1,875,882	Dex Media East LLC, Delayed Draw Term Loan B, 2.250% to 2.490% due 10/30/09	1,464,360
1,355,093	Getty Images, Term Loan B, 6.250% due 12/31/09	1,365,764
	Lamar Media Corp.:
995,000	Series F, 5.500% due 10/30/09	988,159
1,408,324	Term Loan B, 5.500% due 10/7/09	1,399,522
	Valassis Communications Inc.:
200,999	Delayed Draw Term Loan, 2.040% due 12/31/09	194,467
606,163	Term Loan, 2.040% due 12/31/09	586,463
1,411,728	Wenner Media LLC, Term Loan B, 1.996% due 10/30/09	1,284,673
500,000	World Color Press Inc., Exit Term loan, 9.000% due 10/1/09	500,000
	Total Publishing	7,783,408
	Retailers — 2.1%
261,805	J Crew Group, Term Loan B, 2.063% due 12/31/09	243,479
1,110,682	Michaels Stores Inc., Term Loan B, 2.500% to 2.563% due 11/9/09	997,146
1,468,354	Neiman-Marcus Group Inc., Term Loan, 2.253% to 2.322% due 12/7/09	1,274,486
1,215,625	Petco Animal Supplies Inc., Term Loan, 2.496% to 2.738% due 12/31/09	1,179,156
	Total Retailers	3,694,267

See Notes to Financial Statements.

10	LMP Corporate Loan Fund Inc. 2009 Annual Report

LMP CORPORATE LOAN FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Steel — 0.4%
	Tube City IMS Corp.:
$81,081	Letter of Credit, 2.283% due 12/31/09	$74,138
652,196	Term Loan, 2.533% due 12/31/09	596,352
	Total Steel	670,490
	Surface Transport — 0.6%
	Coach America Holdings Inc.:
901,422	First Lien Term Loan B, 3.000% due 10/30/09	798,886
190,153	Synthetic Letter of Credit, 3.247% due 10/1/09	168,523
	Total Surface Transport	967,409
	Telecommunications/Cellular Communications — 4.2%
2,162,617	Centennial Communications Corp., New Term Loan, 2.246% due 10/30/09	2,146,785
472,652	Crown Castle Operating Co., Term Loan B, 1.783% due 12/31/09	449,085
1,930,227	Metropcs Wireless Inc., Term Loan B, 2.500% to 2.750% due 11/2/09	1,847,281
2,683,421	Ntelos Inc., Term Loan B, 5.750% due 12/31/09	2,702,428
	Total Telecommunications/Cellular Communications	7,145,579
	Utilities — 3.8%
1,718,156	Calpine Corp., First Priority Term Loan, 3.165% due 12/31/09	1,570,610
	Covanta Holding Corp.:
164,948	Letter of Credit, 1.580% due 10/1/09	157,732
326,675	Term Loan B, 1.750% due 10/30/09	312,383
	Firstlight Power Resources Inc.:
163,652	Letter of Credit, 2.813% due 12/31/09	152,299
250,000	Second Lien Term Loan, 4.813% due 12/31/09	201,667
1,262,328	Term Loan B, 2.813% due 12/23/09	1,174,754
843,617	Mirant North America LLC, Term Loan B, 1.996% due 10/30/09	809,119
466,667	Reliant Energy Inc., Letter of Credit, 0.241% due 10/1/09	440,417
	TPF Generation Holdings LLC:
154,214	Letter of Credit, 2.598% due 12/31/09	146,586
48,343	Revolver, 3.220% due 12/31/09	45,952
419,296	Term Loan B, 2.246% due 10/30/09	398,555
1,140,778	USPF Holdings LLC, Term Loan, 1.996% due 10/21/09	1,089,443
	Total Utilities	6,499,517
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $175,657,097)	166,149,609

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2009 Annual Report	11

Schedule of investments continued

September 30, 2009

LMP CORPORATE LOAN FUND INC.

FACE AMOUNT	SECURITY	VALUE
CORPORATE BONDS & NOTES — 1.4%
TELECOMMUNICATION SERVICES — 1.4%
	Diversified Telecommunication Services — 1.4%
$2,659,000	Qwest Corp., Senior Notes, 3.549% due 6/15/13(f) (Cost — $2,328,473)	$2,499,460
SHARES
COMMON STOCK — 0.0%
CONSUMER DISCRETIONARY — 0.0%
	Textiles, Apparel & Luxury Goods — 0.0%
3,411	Comfort Co. Inc.(e)(g) (Cost — $0)	0
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $177,985,570)	168,649,069
FACE AMOUNT
SHORT-TERM INVESTMENT — 1.9%
	U.S. Government Agency — 1.9%
$3,225,000	Federal Home Loan Bank (FHLB), Discount Notes, 0.001% due 10/1/09(h) (Cost — $3,225,000)	3,225,000
	TOTAL INVESTMENTS — 100.0% (Cost — $181,210,570#)	$171,874,069

(a)	The date shown represents the last in range of interest rate reset dates.
(b)	Interest rates disclosed represent the effective rates on loans and debt securities. Ranges in interest rates are attributable to multiple contracts under the same loan.
(c)	The coupon payment on these securities is currently in default as of September 30, 2009.
(d)	Payment in kind security for which part of the income earned may be paid as additional principal.
(e)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(f)	Variable rate securities. Coupon rates disclosed are those which are in effect at September 30, 2009. Date shown is the actual maturity.
(g)	Illiquid security.
(h)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is $181,390,515.

Abbreviations used in this schedule:

REIT	– Real Estate Investment Trust.
Second Lien	– Subordinate Loan to First Lien.
Term	– Term Loan typically with a First Lien on specified assets.

See Notes to Financial Statements.

12	LMP Corporate Loan Fund Inc. 2009 Annual Report

Statement of assets and liabilities

September 30, 2009

ASSETS:
Investments, at value (Cost — $181,210,570)	$171,874,069
Cash	824,178
Receivable for securities sold	3,381,842
Interest receivable	466,299
Principal paydown receivable	107,053
Prepaid expenses	11,323
Total Assets	176,664,764
LIABILITIES:
Loan payable (Note 5)	25,500,000
Payable for securities purchased	4,566,349
Investment management fee payable	112,048
Interest payable	30,139
Distributions payable to auction rate cumulative preferred stockholders	7,912
Directors’ fees payable	5,844
Accrued expenses	156,820
Total Liabilities	30,379,112
Series A and B Auction Rate Cumulative Preferred Stock (700 shares authorized and issued at $25,000 per share for each series) (Note 7)	35,000,000
TOTAL NET ASSETS	$111,285,652
NET ASSETS:
Par value ($0.001 par value; 9,910,750 shares issued and outstanding; 50,000,000 common shares authorized)	$ 9,911
Paid-in capital in excess of par value	146,657,690
Undistributed net investment income	277,140
Accumulated net realized loss on investments	(26,322,588)
Net unrealized depreciation on investments	(9,336,501)
TOTAL NET ASSETS	$111,285,652
Shares Outstanding	9,910,750
Net Asset Value	$11.23

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2009 Annual Report	13

Statement of operations

For the Year Ended September 30, 2009

INVESTMENT INCOME:
Interest	$ 8,606,347
EXPENSES:
Investment management fee (Note 2)	1,243,713
Interest expense (Note 5)	619,507
Legal fees	188,104
Commitment fees (Note 5)	152,038
Audit and tax	115,874
Auction participation fees (Note 7)	79,845
Shareholder reports	64,720
Directors’ fees	42,575
Stock exchange listing fees	18,228
Transfer agent fees	16,800
Auction agent fees	13,234
Rating agency fees	13,085
Custody fees	8,908
Excise tax (Note 1)	5,858
Insurance	4,640
Miscellaneous expenses	16,311
Total Expenses	2,603,440
Less: Fees paid indirectly (Note 1)	(166)
Net Expenses	2,603,274
NET INVESTMENT INCOME	6,003,073
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Loss From Investment Transactions	(16,953,165)
Change in Net Unrealized Appreciation/Depreciation From Investments	18,031,294
NET GAIN ON INVESTMENTS	1,078,129
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Notes 1 and 7)	(379,548)
INCREASE IN NET ASSETS FROM OPERATIONS	$ 6,701,654

See Notes to Financial Statements.

14	LMP Corporate Loan Fund Inc. 2009 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED SEPTEMBER 30,	2009	2008
OPERATIONS:
Net investment income	$ 6,003,073	$ 11,456,595
Net realized loss	(16,953,165)	(2,729,696)
Change in net unrealized appreciation/depreciation	18,031,294	(20,175,480)
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(379,548)	(3,725,777)
Increase (Decrease) in Net Assets From Operations	6,701,654	(15,174,358)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(5,500,466)	(8,290,343)
Decrease in Net Assets From Distributions to Shareholders	(5,500,466)	(8,290,343)
INCREASE (DECREASE) IN NET ASSETS	1,201,188	(23,464,701)
NET ASSETS:
Beginning of year	110,084,464	133,549,165
End of year*	$111,285,652	$110,084,464
* Includes undistributed net investment income of:	$277,140	$37,519

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2009 Annual Report	15

Statement of cash flows

For the Year Ended September 30, 2009

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest and principal paydowns received	$ 9,033,485
Operating expenses paid	(1,876,682)
Interest paid on loan	(666,085)
Net purchases of short-term investments	(3,222,593)
Cash distributions paid to auction rate cumulative preferred stockholders	(436,873)
Purchases of long-term investments	(40,527,726)
Proceeds from disposition of long-term investments	66,090,588
Net Cash Provided by Operating Activities	28,394,114
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(5,500,466)
Principal paid on loan	(24,500,000)
Net Cash Used by Financing Activities	(30,000,466)
NET DECREASE IN CASH	(1,606,352)
Cash, beginning of year	2,430,530
Cash, end of year	$ 824,178
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets from Operations	$ 6,701,654
Accretion of discount on investments	(503,238)
Amortization of premium on investments	7,990
Decrease in investments, at value	23,824,595
Increase in payable for securities purchased	749,466
Decrease in interest and principal paydowns receivable	802,426
Increase in receivable for securities sold	(3,191,961)
Decrease in prepaid expenses	83,430
Decrease in distributions payable to auction rate preferred stockholders	(57,325)
Decrease in interest payable	(46,578)
Increase in accrued expenses	23,655
Total Adjustments	21,692,460
NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES	$ 28,394,114

See Notes to Financial Statements.

16	LMP Corporate Loan Fund Inc. 2009 Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED SEPTEMBER 30:

	2009	2008	2007	2006[1]	2005
NET ASSET VALUE, BEGINNING OF YEAR	$11.11	$13.48	$14.25	$14.32	$14.29
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.61	1.16	1.51	1.36	0.96
Net realized and unrealized gain (loss)	0.11	(2.31)	(0.72)	(0.09)	0.02
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(0.04)	(0.38)	(0.47)	(0.41)	(0.25)
Total income (loss) from operations	0.68	(1.53)	0.32	0.86	0.73
LESS DISTRIBUTIONS FROM:
Net investment income	(0.56)	(0.84)	(1.09)	(0.93)	(0.70)
Total distributions	(0.56)	(0.84)	(1.09)	(0.93)	(0.70)
NET ASSET VALUE, END OF YEAR	$11.23	$11.11	$13.48	$14.25	$14.32
MARKET PRICE, END OF YEAR	$9.72	$8.15	$12.65	$13.43	$13.05
Total return, based on NAV[2,3]	9.15%	(11.07)%	2.43%	6.80%	5.46%
Total return, based on Market Price[3]	28.79%	(30.48)%	2.00%	10.44%	(5.80)%
NET ASSETS, END OF YEAR (MILLIONS)	$111	$110	$134	$141	$142
RATIOS TO AVERAGE NET ASSETS[4]:
Gross expenses	2.92%	2.13%	2.63%[5]	2.31%	2.27%
Gross expenses, excluding interest expense	2.22	1.89	1.95 [5]	1.84	2.22
Net expenses	2.92 [6]	2.12 [6]	2.55 [5,6,7]	2.31 [7]	2.27
Net expenses, excluding interest expense	2.22 [6]	1.89 [6]	1.87 [5,6,7]	1.84 [7]	2.22
Net investment income	6.73	9.33	10.67	9.48	6.71
PORTFOLIO TURNOVER RATE	27%	29%	77%	86%	81%
AUCTION RATE CUMULATIVE PREFERRED STOCK:
Total Amount Outstanding (000s)	$35,000	$35,000	$85,000	$85,000	$85,000
Asset Coverage Per Share	70,986	57,378	64,279	66,469	66,678
Involuntary Liquidating Preference Per Share[8]	25,000	25,000	25,000	25,000	25,000

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

4  Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.

5  Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios including interest expense would have been 2.49% and 2.48%, respectively, and gross and net expense ratios excluding interest expense would both have been 1.81%.

6  The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

7  Reflects fee waivers and/or expense reimbursements.

8  Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2009 Annual Report	17

Notes to financial statements

1. Organization and significant accounting policies

LMP Corporate Loan Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through November 19, 2009, the issuance date of the financial statements.

(a) Investment valuation. Collateralized senior loans are valued at readily ascertainable market values provided by an independent pricing service. Securities for which market quotations are not available are valued in good faith at fair value by or under the direction of the Board of Directors. In fair valuing a loan, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), with the assistance of Citigroup Alternative Investments LLC (“CAI”), the Fund’s subadviser, will consider among other factors: (1) the creditworthiness of the borrower and any party interpositioned between the Fund and the borrower; (2) the current interest rate, period until next interest rate reset and maturity date of the collateralized senior loan; (3) recent market prices for similar loans, if any; and (4) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions. LMPFA may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the collateralized senior loans held by the Fund have or could have occurred. U.S. government agency obligations are valued at the mean between the quoted bid and asked prices. Securities traded on national securities markets are valued at the closing price on such markets. Securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at the mean between the quoted bid and asked prices. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Section 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Section 820”). ASC Section 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•      Level 1 – quoted prices in active markets for identical investments

18	LMP Corporate Loan Fund Inc. 2009 Annual Report

•      Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•      Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Collateralized senior loans	—	$165,605,030	$544,579	$166,149,609
Corporate bonds & notes	—	2,499,460	—	2,499,460
Common stocks	—	—	0	0
Total long-term investments	—	$168,104,490	$544,579	$168,649,069
Short-term investments†	—	3,225,000	—	3,225,000
Total	—	$171,329,490	$544,579	$171,874,069

†	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	COLLATERALIZED SENIOR LOANS	COMMON STOCKS		TOTAL
Balance as of September 30, 2008	$ 36,696	—		$ 36,696
Accrued premiums/discounts	—	—		—
Realized gain/(loss)	—	—		—
Change in unrealized appreciation (depreciation)[1]	(640)	—		(640)
Net purchases (sales)	508,523	—		508,523
Net transfers in and/or out of Level 3	—	$ 0	*	—
Balance as of September 30, 2009	$ 544,579	$ 0	*	$ 544,579
Net unrealized appreciation (depreciation) for investments in securities still held at September 30, 2009[1]	$(255,519)	$ 0	*	$(255,519)

*	Amount represents less than $1.00.
1

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

LMP Corporate Loan Fund Inc. 2009 Annual Report	19

Notes to financial statements continued

(b) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the credit agreement is executed. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain fees received from issuers of the underlying loans, such as consent, amendment and upfront fees (collectively, “consent fees”) are generally recorded as a basis adjustment to the cost of loans held and accreted over the life of the loan. The cost of investments sold is determined by use of the specific identification method.

(c) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the holders of the Auction Rate Cumulative Preferred Stock (“ARCPS”) shall be entitled to receive dividends in accordance with an auction that will normally be held every 28 days and out of the monies legally available to shareholders.

(d) Net asset value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the ARCPS.

(e) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund.

(f) Cash flow information. The Fund invests in collaterized senior loans and securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(g) Collateralized Senior Loans. Collateralized Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions (“Lenders”) represented in each case by one or more such Lenders acting as agent of the Lenders. On behalf of the Lenders, the agent will be primarily responsible for negotiating the loan agreement that establishes the relative terms and conditions of the Collateralized Senior Loan and rights of the borrower and the Lenders. Also, an agent typically administers the terms of the

20	LMP Corporate Loan Fund Inc. 2009 Annual Report

loan agreement and is responsible for the monitoring of collateral and collection of principal and interest and fee payments from the borrower and the apportionment of these payments to the credit of all investors which are parties to the loan agreement. The Fund may act as one of the group of Lenders in a Collateralized Senior Loan, and purchase assignments and participations in Collateralized Senior Loans from third parties. Collateralized Senior Loans are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year. The Fund paid $5,858 of federal excise taxes attributable to calendar year 2008 in March 2009.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	$(11,388)	$43,917	$(32,529)
(b)	127,950	(127,950)	—

(a)	Reclassifications are primarily due to book/tax differences in the accrual of a non-deductible excise tax paid by the Fund and the expiration of a capital loss carryover.
(b)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of consent fees.

2. Investment management agreement and other transactions with affiliates

LMPFA is the Fund’s investment manager and Citigroup Alternative Investments LLC (“CAI”) is the Fund’s subadviser. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”) and CAI is a wholly-owned subsidiary of Citigroup, Inc (“Citigroup”).

LMP Corporate Loan Fund Inc. 2009 Annual Report	21

Notes to financial statements continued

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated at an annual rate of 0.80% of the Fund’s average daily net assets plus assets attributable to the liquidation value of the Fund’s outstanding ARCPS plus proceeds of any outstanding borrowings used for leverage.

LMPFA has delegated to CAI the day-to-day portfolio management of the Fund. For its services, LMPFA pays CAI a fee of 0.50% of the Fund’s average daily net assets plus assets attributable to the liquidation value of the Fund’s outstanding ARCPS plus proceeds of any outstanding borrowings used for leverage. These fees are calculated daily and paid monthly.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended September 30, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$41,277,192
Sales	68,304,231

At September 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 2,147,667
Gross unrealized depreciation	(11,664,113)
Net unrealized depreciation	$ (9,516,446)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Section 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

For the year ended September 30, 2009, the Fund did not invest in any derivative instruments.

5. Line of Credit

The Fund has a 364-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $50 million. Unless renewed, this agreement terminates on August 16, 2010. The Fund pays a quarterly facility fee at an annual rate of 0.20%, on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on the LIBOR, Fed Funds or Prime Rates plus any applicable margin. Interest expense related to the loan for the year ended September 30, 2009 was $619,507. For the year ended September 30, 2009, the Fund incurred commitment fees in the

22	LMP Corporate Loan Fund Inc. 2009 Annual Report

amount of $152,038. For the year ended September 30, 2009, the Fund had an average daily loan balance outstanding of $31.3 million and the weighted average interest rate was 1.98%. At September 30, 2009, the Fund had $25.5 million of borrowings outstanding per this credit agreement.

6. Distributions subsequent to September 30, 2009

On October 13, 2009 and November 9, 2009, the Board of Directors of the Fund declared distributions in the amount of $0.0400 per share payable on October 30, 2009 and November 27, 2009, respectively, to Common Stock Shareholders of record on October 23, 2009 and November 20, 2009, respectively.

7. Auction rate cumulative preferred stock

As of September 30, 2009, the Fund has 1400 outstanding shares of ARCPS (combining both Series “A” and “B”). The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period will typically be 28 days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. Due to failed auctions experienced by the Fund’s ARCPS starting on February 27, 2008, the Fund paid the applicable maximum rate which was calculated as 150% of the prevailing 30-day “AA” Financial Composite Commercial Paper Rate. The Fund may pay higher maximum rates if the rating of the Fund’s ARCPS were to be lowered by the rating agencies. The dividend rates ranged from 0.287% to 4.632% during the year ended September 30, 2009. At September 30, 2009, the current dividend rates were as follows:

	SERIES A	SERIES B
Current dividend rates	0.332%	0.287%

The ARCPS are redeemable under certain conditions by the Fund at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends. The ARCPS are otherwise not redeemable by holders of the shares.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these asset coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to declare and pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, currently acts as a broker/dealer in connection with the auction of ARCPS. Effective August 12, 2009, after each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.05% of the purchase price of the ARCPS that the broker/dealer places at the auction. Prior to August 12, 2009 the fee was 0.25%. For the year ended September 30, 2009, CGM earned $79,845 as a participating broker/dealer.

LMP Corporate Loan Fund Inc. 2009 Annual Report	23

Notes to financial statements continued

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, were as follows:

	2009	2008
Distributions Paid From:
Ordinary income to common shareholders	$5,500,466	$ 8,290,343
Ordinary income to auction rate cumulative preferred stockholders	379,548	3,725,777
Total distributions paid	$5,880,014	$12,016,120

As of September 30, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 437,563
Capital loss carryforward*	(13,501,324)
Other book/tax temporary differences[a]	(12,801,742)
Unrealized appreciation/(depreciation)[b]	(9,516,446)
Total accumulated earnings / (losses) — net	$(35,381,949)

*  As of September 30, 2009, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2010	$ (224,102)
9/30/2011	(221,575)
9/30/2012	(5,010,233)
9/30/2013	(75,268)
9/30/2014	(106,488)
9/30/2015	(42,357)
9/30/2016	(909,268)
9/30/2017	(6,912,033)
$(13,501,324)

These amounts will be available to offset any future taxable capital gains.

a

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

b

The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and book/tax differences in the treatment of consent fees.

24	LMP Corporate Loan Fund Inc. 2009 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders
LMP Corporate Loan Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of LMP Corporate Loan Fund Inc. as of September 30, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LMP Corporate Loan Fund Inc. as of September 30, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 19, 2009

LMP Corporate Loan Fund Inc. 2009 Annual Report	25

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of LMP Corporate Loan Fund Inc. (the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

NON-INTERESTED DIRECTORS
CAROL L. COLMAN
c/o Chairman of the Fund, Legg Mason & Co., LLC (“Legg Mason”)
620 Eighth Avenue, New York, NY 10018
Birth year	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	President, Colman Consulting Co.
Number of portfolios in fund complex overseen by director (including the Fund)	20
Other board member ships held by Director	None
DANIEL P. CRONIN
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by director (including the Fund)	20
Other board member ships held by Director	None

26	LMP Corporate Loan Fund Inc.

PAOLO M. CUCCHI
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2001
Principal occupation(s) during past five years	Professor of Italian and French languages, Drew University (since 1984); formerly, Vice President and Dean of College of Liberal Arts at Drew University (from 1984 to 2009)
Number of portfolios in fund complex overseen by director (including the Fund)	20
Other board member ships held by Director	None
LESLIE H. GELB
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 1996
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow, The Council on Foreign Relations (since 2003); formerly, President, The Council on Foreign Relations (prior to 2003); formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by director (including the Fund)	20
Other board member ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC (“Blackstone Asia Advisors”): India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

LMP Corporate Loan Fund Inc.	27

Additional information (unaudited) continued

Information about Directors and Officers

WILLIAM R. HUTCHINSON
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 1998
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by director (including the Fund)	20
Other board member ships held by Director	Director of Associated Banc-Corp. (banking) (since 1994)
RIORDAN ROETT
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director, of Western Hemisphere Studies, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University (since 1993)
Number of portfolios in fund complex overseen by director (including the Fund)	20
Other board member ships held by Director	None

28	LMP Corporate Loan Fund Inc.

JESWALD W. SALACUSE
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by director (including the Fund)	20
Other board member ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)
INTERESTED DIRECTOR

R. JAY GERKEN, CFA[2]
Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class I
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years

Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (prior to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (from 2002 to 2005)

Number of portfolios in fund complex overseen by director (including the Fund)	135
Other board member ships held by Director	Former Trustee, Consulting Group Capital Markets Funds (from 2002-2006)

LMP Corporate Loan Fund Inc.	29

Additional information (unaudited) continued

Information about Directors and Officers

OFFICERS
KAPREL OZSOLAK
Legg Mason
55 Water Street, New York, NY 10041
Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain funds associated with Legg Mason; formerly, Controller of certain funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

TED P. BECKER
Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM”) or its predecessors (from 2002 to 2005)

ROBERT I. FRENKEL
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

30	LMP Corporate Loan Fund Inc.

THOMAS C. MANDIA
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Secretary of LMPFA (since 2006); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)
STEVEN FRANK
Legg Mason
55 Water Street, New York, NY 10041
Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served	Since 2005
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

ALBERT LASKAJ
Legg Mason
55 Water Street, New York, NY 10041
Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Controller of certain funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2010, year 2011 and year 2012, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

[2]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

LMP Corporate Loan Fund Inc.	31

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s N-CSR filed with the SEC, for the period of this report.

32	LMP Corporate Loan Fund Inc.

Dividend reinvestment plan (unaudited)

Pursuant to the Dividend Reinvestment Plan (the “Plan”), shareholders whose common stock (“Common Stock”) is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by American Stock Transfer & Trust Company (“AST” or “Plan Agent”), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by AST, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund’s shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion

LMP Corporate Loan Fund Inc.	33

Dividend reinvestment plan (unaudited) continued

of the dividend amount in newly issued shares of Common Stock (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-877-366-6441. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder’s shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors’ prior written consent, on at least 30 days’ prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

34	LMP Corporate Loan Fund Inc.

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LMP Corporate Loan Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb	Subadviser
R. Jay Gerken, CFA	Citigroup Alternative Investments LLC
Chairman
William R. Hutchinson
Riordan Roett	Auction agent
Jeswald W. Salacuse	Deutsche Bank
60 Wall Street
Officers	New York, New York 10005
R. Jay Gerken, CFA
President and Chief Executive Officer	Custodian
State Street Bank and Trust Company
Kaprel Ozsolak	1 Lincoln Street
Chief Financial Officer and Treasurer	Boston, Massachusetts 02111

Ted P. Becker	Transfer agent
Chief Compliance Officer	American Stock Transfer & Trust Company
59 Maiden Lane
Robert I. Frenkel	New York, New York 10038
Secretary and Chief Legal Officer
Independent registered public accounting firm
Thomas C. Mandia	KPMG LLP
Assistant Secretary	345 Park Avenue
New York, New York 10154
Albert Laskaj
Controller	Legal counsel
Simpson Thacher & Bartlett LLP
Steven Frank	425 Lexington Avenue
Controller	New York, New York 10017-3909

LMP Corporate Loan Fund Inc.	New York Stock Exchange Symbol
55 Water Street	TLI
New York, NY 10041

LMP Corporate Loan Fund Inc.

LMP CORPORATE LOAN FUND INC.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of LMP Corporate Loan Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

FD01804 11/09 SR09-946

ITEM 2.                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2008 and September 30, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $51,600 in 2008 and $53,600 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $53,200 in 2008 and $56,800 in 2009. These services consisted of procedures performed in connection with the agreed upon procedures for the calculations pursuant to the fund’s articles supplementary creating and fixing the rights of Auction Rate Cumulative Preferred stock, dated March 11, 2002 as of November 30, 2008, December 31, 2008, February 27, 2009, March 31, 2009, April 30, 2009 and June 30, 2009 for the LMP Corporate Loan Fund Inc..

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the LMP Corporate Loan Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,900 in 2008 and $3,100 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the LMP Corporate Loan Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to LMP Corporate Loan Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the LMP Corporate Loan Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2008 and 2009; Tax Fees were 100% and 100% for 2008 and 2009; and Other Fees were 100% and 100% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to LMP Corporate Loan Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to LMP Corporate Loan Fund Inc. during the reporting period were $0 in 2009.

(h) Yes.  LMP Corporate Loan Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the LMP Corporate Loan Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors  and (3) on the SEC’s website at http://www.sec.gov.

Citigroup Alternative Investments (“CAI”) will not take any action or render any advice with respect to the voting of proxies solicited by, or with respect to, issuers of any securities held in a client’s account unless: (1) the client delegates proxy voting authority to CAI in writing; or (2) the client is a tax-qualified retirement plan subject to ERISA. If a client subject to ERISA wishes to reserve for itself the right to vote proxies, the Portfolio Manager should ensure that the client provides prior written notice to CAI that it expressly retains the right to vote proxies, and that CAI is expressly precluded from taking any action or rendering any advice with respect to the voting of proxies. Unless CAI is responsible for voting proxies, all proxy materials relating to issuers of any securities held in a client’s account shall be forwarded by the Portfolio Manager promptly to the client.

If CAI is responsible for voting proxies or responding to requests for consent with respect to securities held in a client’s account, the Portfolio Manager will have the obligation to do so. In exercising this duty, the Portfolio Manager will vote in a fashion that, in his or her opinion, will maximize the total value of the client’s account.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S)
ADDRESS	TIME SERVED	DURING PAST 5 YEARS

Daniel A. Slotkin Citigroup Alternative Investments LLC (“CAI”) 731 Lexington Avenue New York, NY 10022	Since 2008	Investment Officer and portfolio manager of the fund; Managing Director and Portfolio Manager of focusing on bank loan trading, portfolio strategy, and loan workouts

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of September 30, 2009.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered		Other Pooled
Portfolio	Investment		Investment	Other
Manager(s)	Companies		Vehicles	Accounts

Daniel A. Slotkin*	1	registered investment company with $0.2 billion in total assets under management	3 Other pooled investment vehicles with approximately$0.5 billion in assets under management	0 Other accounts with $0.0 billion in total assets under management

*	Includes 1 account managed, totaling $0.5 billion, for which advisory fee is performance based.

(a)(3): Portfolio Manager Compensation

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses.  These are structured to closely align the interests of employees with those of the Adviser, and are determined by the professional’s job function and performance as measured by a formal review process.  All bonuses are completely discretionary.  One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks.  Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account.  A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of September 30, 2009.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
Daniel A. Slotkin	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)      The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Corporate Loan Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Corporate Loan Fund Inc.

Date:	December 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Corporate Loan Fund Inc.

Date:	December 1, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
LMP Corporate Loan Fund Inc.

Date:	December 1, 2009